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                                                                       EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13D

      The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of securities of The Vermont Teddy Bear Co., Inc., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1 (k) under the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                                             HIBERNATION HOLDING COMPANY, INC.

Dated: May 24, 2005                          By: /s/ Robert D. Crowley
                                                 -------------------------------
                                                 Name:  Robert D. Crowley
                                                 Title: President

                                             HIBERNATION COMPANY, INC.

Dated: May 24, 2005                          By: /s/ Robert D. Crowley
                                                 -------------------------------
                                                 Name:  Robert D. Crowley
                                                 Title: President

                                             CARSON BIEDERMAN

Dated: May 24, 2005                          /s/ Carson Biederman
                                             -----------------------------------

                                             J. BENJAMIN COES

Dated: May 24, 2005                          /s/ J. Benjamin Coes
                                             -----------------------------------

                                             ROBERT D. CROWLEY

Dated: May 24, 2005                          /s/ Robert D. Crowley
                                             -----------------------------------